UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2023

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2023, the Board of Directors (the “Board”) of International Paper Company (the “Company”) adopted amendments to the Company’s By-Laws (the “Bylaws”), effective on such date. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws. The changes to the Bylaws include the following amendments to Article II, Section 9 (Nominations):

(1)

Expand the scope of disclosures required by a stockholder seeking to nominate one or more persons (“director nominees”) to be elected to the Board to include information regarding related party transactions between the stockholder, the beneficial owner, if any, on whose behalf the nomination or proposal is made, or any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, and any director nominee, as applicable;

(2)	require a representation that any such director nominee consents to serving as a director if elected and being named in the proxy statement and intends to serve a full term on the Board;

(3)	require a representation that the stockholder has complied with and will comply with Rule 14a-19 and notify the Company if it fails to timely satisfy any requirement of Rule 14a-19;

(4)	require the submission of completed and signed questionnaires as provided by the Company within 10 days following a request by a stockholder seeking to nominate director nominees;

(5)

enhance and clarify the procedural mechanics in connection with stockholder nominations and proposals, including by adding a requirement that a stockholder solicit holders representing at least sixty-seven percent (67%) of the voting power of the Company’s outstanding shares of capital stock entitled to vote in the election of directors;

(6)

address compliance by stockholders with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, commonly referred to as the “universal proxy rule”, including by adding a requirement that a stockholder seeking to nominate director nominees at an annual meeting deliver to the Company reasonable evidence that such stockholder has complied with the “universal proxy rule” within five business days of the meeting; and

(7)	clarify criteria for disqualifying a stockholder from presenting director nominees and such director nominees from standing for election or re-election.

In addition, certain non-substantive language and conforming changes, other technical edits and updates were made to the Bylaws. The foregoing summary of the changes effectuated by the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its annual meeting of shareowners on May 8, 2023.

(b)     Of the 349,365,733 shares outstanding on the record date and entitled to vote at the meeting, 308,362,226 shares were present at the meeting in person or by proxy, constituting a quorum of 88%. The shareowners of the Company’s common stock considered and voted upon four Company proposals and two shareowner proposals at the meeting.

Item 1 – Company Proposal to Elect 11 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2024 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
Christopher M. Connor	255,912,616	12,960,041	456,305	39,033,264
Ahmet C. Dorduncu	260,394,815	8,471,346	462,801	39,033,264
Ilene S. Gordon	216,862,080	52,041,923	424,959	39,033,264
Anders Gustafsson	264,690,102	4,165,421	473,439	39,033,264
Jacqueline C. Hinman	239,501,633	29,406,312	421,017	39,033,264
Clinton A. Lewis, Jr.	256,315,093	12,551,451	462,418	39,033,264
DG Macpherson	256,422,005	12,446,494	460,463	39,033,264
Kathryn D. Sullivan	253,214,648	15,698,146	416,168	39,033,264
Mark S. Sutton	249,020,586	19,814,915	493,441	39,033,264
Anton V. Vincent	264,599,940	4,262,987	466,035	39,033,264
Ray G. Young	264,139,673	4,734,917	454,372	39,033,264

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 by the following count:

For	Against	Abstain	Broker Non-Votes
300,695,856	7,130,777	535,593	(0)

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
285,011,997	10,152,088	1,164,877	39,033,264

Item 4 – Company Proposal to Vote on the Frequency with which Shareowners Will Vote to Approve the Compensation of our Named Executive Officers

The holders of the Company’s common stock supported and ANNUAL frequency with which shareowners will approve the compensation of the Company’s named executive officers by the following count:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
261,689,284	403,582	6,606,536	629,560	39,033,264

Item 5 – Shareowner Proposal Concerning an Independent Board Chair

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning an independent Board chair by the following count:

For	Against	Abstain	Broker Non-Votes
98,879,053	169,527,737	922,172	39,033,264

Item 6– Shareowner Proposal Concerning a Report on Operations in China

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning a report on operations in China by the following count:

For	Against	Abstain	Broker Non-Votes
5,771,421	261,039,205	2,518,336	39,033,264

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	By-Laws, as amended through May 9, 2023

EXHIBIT INDEX

Exhibit Number	Description

3.1	By-Laws, as amended through May 9, 2023

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 9, 2023	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary